Exhibit 99.2 American Financial Group, Inc. Investor Supplement - Fourth Quarter 2022 February 1, 2023 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2022 4 Section Page Table of Contents - Investor Supplement - Fourth Quarter 2022.................................................................................................................. 2 Financial Highlights....................................................................................................................................................................................... 3 Summary of Earnings.................................................................................................................................................................................... 4 Earnings Per Share Summary....................................................................................................................................................................... 5 Property and Casualty Insurance Segment Property and Casualty Insurance - Summary Underwriting Results (GAAP)................................................................................................ 6 Specialty - Underwriting Results (GAAP)....................................................................................................................................................... 7 Property and Transportation - Underwriting Results (GAAP)........................................................................................................................ 8 Specialty Casualty - Underwriting Results (GAAP)........................................................................................................................................ 9 Specialty Financial - Underwriting Results (GAAP)....................................................................................................................................... 10 Other Specialty - Underwriting Results (GAAP)............................................................................................................................................. 11 Annuity Segment Discontinued Annuity Operations.................................................................................................................................................................. 12 Consolidated Balance Sheet / Book Value / Debt Consolidated Balance Sheet......................................................................................................................................................................... 13 Book Value Per Share and Price / Book Summary....................................................................................................................................... 14 Capitalization................................................................................................................................................................................................. 15 Additional Supplemental Information............................................................................................................................................................. 16 Consolidated Investment Supplement Total Cash and Investments.......................................................................................................................................................................... 17 Net Investment Income From Continuing Operations.................................................................................................................................... 18 Alternative Investments - Continuing Operations.......................................................................................................................................... 19 Fixed Maturities - By Security Type - AFG Consolidated............................................................................................................................... 20 Appendix A. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2022............................................................................................ 21 B. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2021............................................................................................ 22 C. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2022............................................................................... 23 D. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2021............................................................................... 24 E. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2022.............................................................. 25 F. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2021.............................................................. 26 G. Real Estate-Related Investments 12/31/2022......................................................................................................................................... 27 H. Real Estate-Related Investments 12/31/2021.......................................................................................................................................... 28 Page 2

American Financial Group, Inc.
Financial Highlights
(in millions, except per share information)

	Three Months Ended					Twelve Months Ended	
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	12/31/22	12/31/21
Highlights							
Net earnings	$ 276	$ 165	$ 167	$ 290	$ 355	$ 898	$ 1,995
Net earnings from continuing operations	276	165	167	290	355	898	1,081
Core net operating earnings	255	192	243	303	351	993	993
Total assets	28,831	29,532	28,084	28,762	28,931	28,831	28,931
Adjusted shareholders' equity (a)	4,578	4,515	4,401	4,948	4,876	4,578	4,876
Property and Casualty net written premiums	1,338	1,984	1,516	1,368	1,270	6,206	5,573
Per share data							
Diluted earnings per share	$ 3.24	$ 1.93	$ 1.96	$ 3.40	$ 4.18	$ 10.53	$ 23.30
Diluted earnings per share from continuing operations	3.24	1.93	1.96	3.40	4.18	10.53	12.62
Core net operating earnings per share	2.99	2.24	2.85	3.56	4.12	11.63	11.59
Adjusted book value per share (a)	53.73	53.03	51.68	58.14	57.42	53.73	57.42
Dividends per common share	2.63	0.56	8.56	2.56	6.56	14.31	28.06
Financial ratios							
Annualized return on equity (b)	24.2%	14.7%	14.3%	23.5%	28.5%	19.2%	37.5%
Annualized core operating return on equity (b)	22.3%	17.1%	20.7%	24.6%	28.1%	21.2%	18.6%
Property and Casualty combined ratio - Specialty:							
Loss & LAE ratio	60.8%	66.4%	55.4%	53.1%	56.5%	59.6%	58.4%
Underwriting expense ratio	25.8%	24.7%	30.4%	30.9%	24.2%	27.6%	28.0%
Combined ratio - Specialty	86.6%	91.1%	85.8%	84.0%	80.7%	87.2%	86.4%

(a) Excludes unrealized gains (losses) related to fixed maturity investments, a reconciliation to the GAAP measure is on page 14.
(b) Excludes accumulated other comprehensive income.

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American Financial Group, Inc. Summary of Earnings ($ in millions) Three Months Ended Twelve Months Ended 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 12/31/22 12/31/21 Property and Casualty Insurance Underwriting profit $ 218 $ 155 $ 196 $ 207 $ 279 $ 776 $ 733 Net investment income 159 145 156 223 196 683 663 Other income (expense) (14) (11) (7) (8) 10 (40) (6) Property and Casualty Insurance operating earnings 363 289 345 422 485 1,419 1,390 Real estate entities and other acquired from Annuity - - - - - - 50 Interest expense of parent holding companies (20) (19) (23) (23) (23) (85) (94) Other expense (25) (26) (14) (21) (24) (86) (114) Pretax core operating earnings 318 244 308 378 438 1,248 1,232 Income tax expense 63 52 65 75 87 255 239 Core net operating earnings 255 192 243 303 351 993 993 Non-core items, net of tax: Realized gains (losses) on securities 21 (28) (73) (12) 4 (92) 87 Gain (loss) on retirement of debt - 1 (7) (1) - (7) - Other non-core items - - 4 - - 4 1 Net earnings from continuing operations $ 276 $ 165 $ 167 $ 290 $ 355 $ 898 $ 1,081 Discontinued Annuity operations - - - - - - 914 Net earnings $ 276 $ 165 $ 167 $ 290 $ 355 $ 898 $ 1,995 Page 4

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information) Three Months Ended Twelve Months Ended 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 12/31/22 12/31/21 Core net operating earnings $ 255 $ 192 $ 243 $ 303 $ 351 $ 993 $ 993 Net earnings from continuing operations $ 276 $ 165 $ 167 $ 290 $ 355 $ 898 $ 1,081 Net earnings $ 276 $ 165 $ 167 $ 290 $ 355 $ 898 $ 1,995 Average number of diluted shares - core 85.350 85.365 85.339 85.240 85.162 85.324 85.628 Average number of diluted shares - net 85.350 85.365 85.339 85.240 85.162 85.324 85.628 Diluted earnings per share: Core net operating earnings per share $ 2.99 $ 2.24 $ 2.85 $ 3.56 $ 4.12 $ 11.63 $ 11.59 Realized gains (losses) on securities 0.25 (0.32) (0.86) (0.14) 0.06 (1.06) 1.01 Gain (loss) on retirement of debt - 0.01 (0.08) (0.02) - (0.09) - Other non-core items - - 0.05 - - 0.05 0.02 Diluted earnings per share, continuing operations $ 3.24 $ 1.93 $ 1.96 $ 3.40 $ 4.18 $ 10.53 $ 12.62 Discontinued Annuity operations - - - - - - 10.68 Diluted earnings per share $ 3.24 $ 1.93 $ 1.96 $ 3.40 $ 4.18 $ 10.53 $ 23.30 Page 5

American Financial Group, Inc.
Property and Casualty Insurance - Summary Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	12/31/22	12/31/21
Property and Transportation	$ 68	$ 39	$ 39	$ 62	$ 116	$ 208	$ 279
Specialty Casualty	128	118	130	124	140	500	377
Specialty Financial	33	15	37	29	24	114	96
Other Specialty	(12)	(14)	(9)	(7)	1	(42)	(15)
Underwriting profit - Specialty	**217**	**158**	**197**	**208**	**281**	**780**	**737**
Other core charges, included in loss and LAE	1	(3)	(1)	(1)	(2)	(4)	(4)
Underwriting profit - Property and Casualty Insurance	**$ 218**	**$ 155**	**$ 196**	**$ 207**	**$ 279**	**$ 776**	**$ 733**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ 2	$ -	$ 16
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ (13)	$ 18	$ -	$ -	$ -	$ 5	$ 12
Catastrophe losses	24	33	22	9	25	88	86
Total current accident year catastrophe losses	$ 11	$ 51	$ 22	$ 9	$ 25	$ 93	$ 98
Prior year loss reserve development (favorable) / adverse	$ (59)	$ (53)	$ (85)	$ (88)	$ (71)	$ (285)	$ (279)
Combined ratio:							
Property and Transportation	90.0%	95.4%	92.4%	85.8%	80.5%	91.7%	87.1%
Specialty Casualty	81.3%	82.6%	80.1%	80.6%	78.0%	81.2%	84.3%
Specialty Financial	83.1%	91.3%	78.4%	82.0%	85.5%	83.7%	85.1%
Other Specialty	118.1%	122.7%	114.6%	112.9%	98.0%	117.1%	107.2%
Combined ratio - Specialty	**86.6%**	**91.1%**	**85.8%**	**84.0%**	**80.7%**	**87.2%**	**86.4%**
Other core charges	(0.1%)	0.1%	0.2%	0.1%	0.1%	0.1%	0.1%
Combined ratio	**86.5%**	**91.2%**	**86.0%**	**84.1%**	**80.8%**	**87.3%**	**86.5%**
P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	89.3%	91.7%	90.5%	90.1%	83.7%	90.4%	89.6%
Loss and LAE components - property and casualty insurance							
Current accident year, excluding COVID-19 related and catastrophe losses	63.5%	67.0%	60.1%	59.2%	59.5%	62.8%	61.6%
COVID-19 related losses	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.3%
Current accident year catastrophe losses	0.8%	2.5%	1.6%	0.7%	1.8%	1.6%	1.8%
Prior accident year loss reserve development	(3.6%)	(3.0%)	(6.1%)	(6.7%)	(4.9%)	(4.7%)	(5.2%)
Loss and LAE ratio	**60.7%**	**66.5%**	**55.6%**	**53.2%**	**56.6%**	**59.7%**	**58.5%**

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American Financial Group, Inc.
Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	12/31/22	12/31/21
Gross written premiums	$ 1,845	$ 3,153	$ 2,123	$ 1,936	$ 1,737	$ 9,057	$ 7,946
Ceded reinsurance premiums	(507)	(1,169)	(607)	(568)	(467)	(2,851)	(2,373)
Net written premiums	1,338	1,984	1,516	1,368	1,270	6,206	5,573
Change in unearned premiums	285	(217)	(123)	(66)	182	(121)	(169)
Net earned premiums	1,623	1,767	1,393	1,302	1,452	6,085	5,404
Loss and LAE	987	1,173	773	692	820	3,625	3,153
Underwriting expense	419	436	423	402	351	1,680	1,514
Underwriting profit	**$ 217**	**$ 158**	**$ 197**	**$ 208**	**$ 281**	**$ 780**	**$ 737**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ 2	$ -	$ 16
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ (13)	$ 18	$ -	$ -	$ -	$ 5	$ 12
Catastrophe losses	24	33	22	9	25	88	86
Total current accident year catastrophe losses	$ 11	$ 51	$ 22	$ 9	$ 25	$ 93	$ 98
Prior year loss reserve development (favorable) / adverse	$ (58)	$ (56)	$ (86)	$ (89)	$ (73)	$ (289)	$ (283)
Combined ratio:							
Loss and LAE ratio	60.8%	66.4%	55.4%	53.1%	56.5%	59.6%	58.4%
Underwriting expense ratio	25.8%	24.7%	30.4%	30.9%	24.2%	27.6%	28.0%
Combined ratio	**86.6%**	**91.1%**	**85.8%**	**84.0%**	**80.7%**	**87.2%**	**86.4%**
Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	89.3%	91.7%	90.5%	90.1%	83.7%	90.4%	89.6%
Loss and LAE components:							
Current accident year, excluding COVID-19 related and catastrophe losses	63.5%	67.0%	60.1%	59.2%	59.5%	62.8%	61.6%
COVID-19 related losses	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.3%
Current accident year catastrophe losses	0.9%	2.5%	1.6%	0.7%	1.8%	1.5%	1.7%
Prior accident year loss reserve development	(3.6%)	(3.1%)	(6.3%)	(6.8%)	(5.0%)	(4.7%)	(5.2%)
Loss and LAE ratio	**60.8%**	**66.4%**	**55.4%**	**53.1%**	**56.5%**	**59.6%**	**58.4%**

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American Financial Group, Inc.
Property and Transportation - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	12/31/22	12/31/21
Gross written premiums	$ 601	$ 1,737	$ 962	$ 760	$ 558	$ 4,060	$ 3,263
Ceded reinsurance premiums	(178)	(778)	(330)	(259)	(141)	(1,545)	(1,106)
Net written premiums	423	959	632	501	417	2,515	2,157
Change in unearned premiums	259	(102)	(127)	(58)	180	(28)	(13)
Net earned premiums	682	857	505	443	597	2,487	2,144
Loss and LAE	489	663	327	256	394	1,735	1,394
Underwriting expense	125	155	139	125	87	544	471
Underwriting profit	**$ 68**	**$ 39**	**$ 39**	**$ 62**	**$ 116**	**$ 208**	**$ 279**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ (1)	$ 4	$ -	$ -	$ -	$ 3	$ 9
Catastrophe losses	8	9	19	6	15	42	49
Total current accident year catastrophe losses	$ 7	$ 13	$ 19	$ 6	$ 15	$ 45	$ 58
Prior year loss reserve development (favorable) / adverse	$ (13)	$ (15)	$ (30)	$ (34)	$ (2)	$ (92)	$ (103)
Combined ratio:							
Loss and LAE ratio	71.8%	77.3%	64.7%	57.7%	66.0%	69.8%	65.1%
Underwriting expense ratio	18.2%	18.1%	27.7%	28.1%	14.5%	21.9%	22.0%
Combined ratio	**90.0%**	**95.4%**	**92.4%**	**85.8%**	**80.5%**	**91.7%**	**87.1%**
Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	90.8%	95.8%	94.6%	92.1%	78.4%	93.5%	89.2%
Loss and LAE components:							
Current accident year, excluding COVID-19 related and catastrophe losses	72.6%	77.7%	66.9%	64.0%	63.9%	71.6%	67.2%
COVID-19 related losses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Current accident year catastrophe losses	1.0%	1.4%	3.8%	1.5%	2.5%	1.9%	2.7%
Prior accident year loss reserve development	(1.8%)	(1.8%)	(6.0%)	(7.8%)	(0.4%)	(3.7%)	(4.8%)
Loss and LAE ratio	**71.8%**	**77.3%**	**64.7%**	**57.7%**	**66.0%**	**69.8%**	**65.1%**

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American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 12/31/22 12/31/21 Gross written premiums $ 1,007 $ 1,184 $ 948 $ 976 $ 968 $ 4,115 $ 3,890 Ceded reinsurance premiums (352) (407) (302) (326) (340) (1,387) (1,350) Net written premiums 655 777 646 650 628 2,728 2,540 Change in unearned premiums 31 (100) 11 (11) 8 (69) (132) Net earned premiums 686 677 657 639 636 2,659 2,408 Loss and LAE 381 374 354 344 340 1,453 1,399 Underwriting expense 177 185 173 171 156 706 632 Underwriting profit $ 128 $ 118 $ 130 $ 124 $ 140 $ 500 $ 377 Included in results above: Current accident year COVID-19 related losses $ - $ - $ - $ - $ 1 $ - $ 9 Current accident year catastrophe losses: Catastrophe reinstatement premium $ (1) $ 1 $ - $ - $ - $ - $ 1 Catastrophe losses 8 2 - 1 3 11 9 Total current accident year catastrophe losses $ 7 $ 3 $ - $ 1 $ 3 $ 11 $ 10 Prior year loss reserve development (favorable) / adverse $ (50) $ (42) $ (49) $ (49) $ (55) $ (190) $ (140) Combined ratio: Loss and LAE ratio 55.4% 55.3% 53.9% 53.8% 53. 5% 54.7% 58.1% Underwriting expense ratio 25.9% 27.3% 26.2% 26.8% 24. 5% 26.5% 26.2% Combined ratio 81.3% 82.6% 80.1% 80.6% 78.0% 81.2% 84.3% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 87.5% 88.5% 87.5% 88.1% 85. 8% 87.9% 89.3% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 61.6% 61.2% 61.3% 61.3% 61. 3% 61.4% 63.1% COVID-19 related losses 0.0% 0.0% 0.0% 0.0% 0. 2% 0.0% 0.4% Current accident year catastrophe losses 1.1% 0.4% 0.1% 0.1% 0. 5% 0.5% 0.4% Prior accident year loss reserve development (7. 3%) (6. 3%) (7. 5%) (7. 6%) (8.5%) (7.2%) (5. 8%) Loss and LAE ratio 55.4% 55.3% 53.9% 53.8% 53.5% 54.7% 58.1% Page 9

American Financial Group, Inc.
Specialty Financial - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	12/31/22	12/31/21
Gross written premiums	$ 237	$ 232	$ 213	$ 200	$ 211	$ 882	$ 793
Ceded reinsurance premiums	(38)	(56)	(36)	(41)	(38)	(171)	(135)
Net written premiums	199	176	177	159	173	711	658
Change in unearned premiums	(6)	(5)	(6)	4	(8)	(13)	(16)
Net earned premiums	193	171	171	163	165	698	642
Loss and LAE	66	80	44	48	52	238	213
Underwriting expense	94	76	90	86	89	346	333
Underwriting profit	**$ 33**	**$ 15**	**$ 37**	**$ 29**	**$ 24**	**$ 114**	**$ 96**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ 1	$ -	$ 7
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ (10)	$ 13	$ -	$ -	$ -	$ 3	$ 2
Catastrophe losses	7	21	3	2	6	33	26
Total current accident year catastrophe losses	$ (3)	$ 34	$ 3	$ 2	$ 6	$ 36	$ 28
Prior year loss reserve development (favorable) / adverse	$ (8)	$ (11)	$ (15)	$ (13)	$ (13)	$ (47)	$ (51)
Combined ratio:							
Loss and LAE ratio	33.8%	47.2%	25.7%	29.4%	31.7%	34.1%	33.2%
Underwriting expense ratio	49.3%	44.1%	52.7%	52.6%	53.8%	49.6%	51.9%
Combined ratio	**83.1%**	**91.3%**	**78.4%**	**82.0%**	**85.5%**	**83.7%**	**85.1%**
Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	85.3%	82.4%	85.7%	88.9%	89.3%	85.6%	87.9%
Loss and LAE components:							
Current accident year, excluding COVID-19 related and catastrophe losses	36.0%	38.3%	33.0%	36.3%	35.5%	36.0%	36.0%
COVID-19 related losses	0.0%	0.0%	0.0%	0.0%	0.7%	0.0%	1.1%
Current accident year catastrophe losses	1.9%	15.2%	1.5%	1.2%	3.7%	4.9%	4.1%
Prior accident year loss reserve development	(4.1%)	(6.3%)	(8.8%)	(8.1%)	(8.2%)	(6.8%)	(8.0%)
Loss and LAE ratio	**33.8%**	**47.2%**	**25.7%**	**29.4%**	**31.7%**	**34.1%**	**33.2%**

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American Financial Group, Inc.
Other Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	12/31/22	12/31/21
Gross written premiums	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ceded reinsurance premiums	61	72	61	58	52	252	218
Net written premiums	61	72	61	58	52	252	218
Change in unearned premiums	1	(10)	(1)	(1)	2	(11)	(8)
Net earned premiums	62	62	60	57	54	241	210
Loss and LAE	51	56	48	44	34	199	147
Underwriting expense	23	20	21	20	19	84	78
Underwriting profit (loss)	**$ (12)**	**$ (14)**	**$ (9)**	**$ (7)**	**$ 1**	**$ (42)**	**$ (15)**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ (1)	$ -	$ -	$ -	$ -	$ (1)	$ -
Catastrophe losses	1	1	-	-	1	2	2
Total current accident year catastrophe losses	$ -	$ 1	$ -	$ -	$ 1	$ 1	$ 2
Prior year loss reserve development (favorable) / adverse	$ 13	$ 12	$ 8	$ 7	$ (3)	$ 40	$ 11
Combined ratio:							
Loss and LAE ratio	83.3%	89.3%	79.6%	77.1%	61.7%	82.4%	70.0%
Underwriting expense ratio	34.8%	33.4%	35.0%	35.8%	36.3%	34.7%	37.2%
Combined ratio	**118.1%**	**122.7%**	**114.6%**	**112.9%**	**98.0%**	**117.1%**	**107.2%**
Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	98.5%	100.7%	101.5%	99.9%	100.4%	100.1%	100.8%

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American Financial Group, Inc. Discontinued Annuity Operations ($ in millions) Three Months Ended (a) Twelve Months Ended 12/31/2022 9/30/22 6/30/22 3/31/22 12/31/21 12/31/2022 12/31/21 Pretax Annuity historically reported as core operating (a) $ - $ - $ - $ - $ - $ - $ 295 Impact of fair vaule, reinsurance accounting & unlocking - - - - - - (33) Realized gains of Annuity subs - - - - - - 112 Run-off life and long-term care - - - - - - - Pretax earnings of businesses sold to Mass Mutual - - - - - - 374 Less amounts included in continuing operations - - - - - - (50) Pretax results from discontinued operations, excluding the gain on sale of discontinued operations - - - - - - 324 Taxes - - - - - - (66) Net earnings from discontinued operations, excluding the gain on sale of discontinued operations - - - - - - 258 Gain on sale of annuity business - - - - - - 656 Net earnings from discontinued operations $ - $ - $ - $ - $ - $ - $ 914 (a) AFG completed the sale of its Annuity businesses on May 28, 2021. The amounts for twelve months ended 12/31/21 only include earnings through the sale date. Page 12

American Financial Group, Inc.
Consolidated Balance Sheet
($ in millions)

	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
Assets:						
Total cash and investments	$ 14,512	$ 14,322	$ 14,268	$ 15,601	$ 15,745	$ 16,387
Recoverables from reinsurers	3,977	4,108	3,567	3,478	3,519	3,523
Prepaid reinsurance premiums	917	1,180	1,006	933	834	1,028
Agents' balances and premiums receivable	1,339	1,698	1,623	1,391	1,265	1,492
Deferred policy acquisition costs	288	292	293	271	267	262
Assets of managed investment entities	5,447	5,099	5,218	5,231	5,296	5,130
Other receivables	886	1,328	740	645	857	1,097
Other assets	1,219	1,259	1,123	966	902	847
Goodwill	246	246	246	246	246	176
Total assets	**$ 28,831**	**$ 29,532**	**$ 28,084**	**$ 28,762**	**$ 28,931**	**$ 29,942**
Liabilities and Equity:						
Unpaid losses and loss adjustment expenses	$ 11,974	$ 12,067	$ 11,201	$ 10,986	$ 11,074	$ 10,991
Unearned premiums	3,246	3,785	3,397	3,206	3,041	3,415
Payable to reinsurers	1,035	1,366	971	910	920	1,146
Liabilities of managed investment entities	5,332	5,002	5,133	5,112	5,220	5,034
Long-term debt	1,496	1,533	1,542	1,917	1,964	1,964
Other liabilities	1,696	1,847	1,773	1,796	1,700	2,152
Total liabilities	**$ 24,779**	**$ 25,600**	**$ 24,017**	**$ 23,927**	**$ 23,919**	**$ 24,702**
Shareholders' equity:						
Common stock	$ 85	$ 85	$ 85	$ 85	$ 85	$ 85
Capital surplus	1,368	1,358	1,351	1,340	1,330	1,315
Retained earnings	3,142	3,091	2,979	3,541	3,478	3,680
Unrealized gains (losses) - fixed maturities	(497)	(554)	(326)	(109)	136	178
Unrealized losses - fixed maturity-related cash flow hedges	(29)	(29)	(8)	(4)	-	-
Other comprehensive income (loss), net of tax	(17)	(19)	(14)	(18)	(17)	(18)
Total shareholders' equity	**4,052**	**3,932**	**4,067**	**4,835**	**5,012**	**5,240**
Total liabilities and equity	**$ 28,831**	**$ 29,532**	**$ 28,084**	**$ 28,762**	**$ 28,931**	**$ 29,942**

Page 13

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information) 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 Shareholders' equity $ 4,052 $ 3,932 $ 4,067 $ 4,835 $ 5,012 $ 5,240 526 583 334 113 (136) (178) Unrealized (gains) losses related to fixed maturities Adjusted shareholders' equity 4,578 4,515 4,401 4,948 4,876 5,062 Goodwill (246) (2 46) (2 46) (2 46) (246) (176) (1 08) (1 11) (101) (1 04) (106) (29) Intangibles $ 4,224 $ 4,158 $ 4,054 $ 4,598 $ 4,524 $ 4,857 Tangible adjusted shareholders' equity Common shares outstanding 85.204 85.141 85.154 85.103 84.921 84.795 Book value per share: Book value per share $ 47.56 $ 46.18 $ 47.76 $ 56.81 $ 59.02 $ 61.80 Adjusted (a) 53.73 53.03 51.68 58.14 57.42 59.70 Tangible, adjusted (b) 49.58 48.84 47.60 54.02 53.26 57.28 Market capitalization AFG's closing common share price $ 137.28 $ 122.93 $ 138.81 $ 145.62 $ 137.32 $ 125.83 Market capitalization $ 11,697 $ 10,466 $ 11,820 $ 12,393 $ 11,661 $ 10,670 Price / Adjusted book value ratio 2.56 2.32 2.69 2.50 2.39 2.11 (a) Excludes unrealized gains (losses) related to fixed maturity investments. (b) Excludes unrealized gains (losses) related to fixed maturity investments, goodwill and intangibles. Page 14

American Financial Group, Inc. Capitalization ($ in millions) 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 AFG senior obligations $ 846 $ 884 $ 893 $ 1,270 $ 1,318 $ 1,318 - - - - - - Borrowings drawn under credit facility Debt excluding subordinated debt $ 846 $ 884 $ 893 $ 1,270 $ 1,318 $ 1,318 675 675 675 675 675 675 AFG subordinated debentures Total principal amount of long-term debt $ 1,521 $ 1,559 $ 1,568 $ 1,945 $ 1,993 $ 1,993 Shareholders' equity 4,052 3,932 4,067 4,835 5,012 5,240 Less: 526 583 334 113 (136) (178) Unrealized (gains) losses related to fixed maturity investments $ 6,099 $ 6,074 $ 5,969 $ 6,893 $ 6,869 $ 7,055 Total adjusted capital Ratio of debt to total adjusted capital: Including subordinated debt 24.9% 25.7% 26.3% 28.2% 29.0% 28.2% Excluding subordinated debt 13.9% 14.6% 15.0% 18.4% 19.2% 18.7% Page 15

American Financial Group, Inc. Additional Supplemental Information ($ in millions) Three Months Ended Twelve Months Ended 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 12/31/22 12/31/21 Property and Casualty Insurance $ 914 $ 776 $ 678 $ 714 $ 758 $ 3,082 $ 2,777 Paid Losses (GAAP) 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 GAAP Equity (excluding AOCI) Property and Casualty Insurance $ 5,433 $ 5,527 $ 5,399 $ 5,375 $ 5,228 $ 4,934 (838) (993) (984) (409) (335) 146 Parent and other subsidiaries $ 4,595 $ 4,534 $ 4,415 $ 4,966 $ 4,893 $ 5,080 AFG GAAP Equity (excluding AOCI) Allowable dividends without regulatory approval Property and Casualty Insurance $ 887 $ 843 $ 843 $ 843 $ 843 $ 416 Page 16

American Financial Group, Inc.
Total Cash and Investments
($ in millions)

	Carrying Value - December 31, 2022				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 622	$ 250	$ -	$ 872	6%
Fixed maturities - Available for sale	9,505	590	-	10,095	70%
Fixed maturities - Trading	32	-	-	32	0%
Equity securities - common stocks	553	-	-	553	4%
Equity securities - perpetual preferred	457	-	-	457	3%
Investments accounted for using the equity method	1,699	1	-	1,700	12%
Mortgage loans	676	-	-	676	4%
Real estate and other investments	153	89	(115)	127	1%
Total cash and investments	**$ 13,697**	**$ 930**	**$ (115)**	**$ 14,512**	**100%**

	Carrying Value - December 31, 2021				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 1,529	$ 602	$ -	$ 2,131	13%
Fixed maturities - Available for sale	9,163	1,194	-	10,357	66%
Fixed maturities - Trading	28	-	-	28	0%
Equity securities - common stocks	500	86	-	586	4%
Equity securities - perpetual preferred	456	-	-	456	3%
Investments accounted for using the equity method	1,517	-	-	1,517	10%
Mortgage loans	520	-	-	520	3%
Real estate and other investments	123	103	(76)	150	1%
Total cash and investments	**$ 13,836**	**$ 1,985**	**$ (76)**	**$ 15,745**	**100%**

Page 17

American Financial Group, Inc.
Net Investment Income From Continuing Operations
($ in millions)

	Three Months Ended					Twelve Months Ended	
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	12/31/22	12/31/21
Property and Casualty Insurance:							
Gross Investment Income							
Fixed maturities - Available for sale	$ 106	$ 93	$ 81	$ 76	$ 68	$ 356	$ 280
Fixed maturities - Trading	1	-	1	-	-	2	1
Equity securities - dividends	14	10	7	7	8	38	28
Equity securities - MTM	6	(7)	(2)	8	14	5	48
Equity in investees	21	37	76	133	99	267	272
AFG managed CLOs	-	4	(12)	(2)	3	(10)	20
Other investments (a)	14	12	9	5	8	40	26
Gross investment income	**162**	**149**	**160**	**227**	**200**	**698**	**675**
Investment expenses	(3)	(4)	(4)	(4)	(4)	(15)	(12)
Total net investment income	**$ 159**	**$ 145**	**$ 156**	**$ 223**	**$ 196**	**$ 683**	**$ 663**
Average cash and investments (b)	**$ 14,304**	**$ 14,105**	**$ 13,983**	**$ 13,858**	**$ 13,552**	**$ 14,048**	**$ 12,944**
Average yield - fixed maturities before inv expenses (c)	4.15%	3.73%	3.33%	3.20%	3.04%	3.63%	3.13%
Average yield - overall portfolio, net (c)	4.45%	4.11%	4.46%	6.44%	5.79%	4.86%	5.12%
Average tax equivalent yield - overall portfolio, net (c)	4.53%	4.21%	4.56%	6.54%	5.92%	4.96%	5.25%
AFG consolidated net investment income:							
Property & Casualty core	$ 159	$ 145	$ 156	$ 223	$ 196	$ 683	$ 663
Equity in Investees (d)	-	-	-	-	-	-	49
Other Investments (d)	-	-	-	-	-	-	2
Parent & other	9	10	-	5	16	24	36
Consolidate CLOs	-	(4)	12	2	(3)	10	(20)
Total net investment income	**$ 168**	**$ 151**	**$ 168**	**$ 230**	**$ 209**	**$ 717**	**$ 730**
Average cash and investments (b)	**$ 15,083**	**$ 14,852**	**$ 15,210**	**$ 15,656**	**$ 15,867**	**$ 15,231**	**$ 14,715**
Average yield - overall portfolio, net (c)	4.46%	4.07%	4.42%	5.88%	5.27%	4.71%	4.96%
Average yield - fixed maturities before inv expenses (c)	4.19%	3.74%	3.17%	3.03%	2.84%	3.54%	3.02%

(a) Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b) Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c) Average yield is calculated by dividing investment income for the period by the average balance.
(d) Investment income on real estate-related assets retained by AFG from the sale of the annuity business.

Page 18

American Financial Group, Inc.
Alternative Investments - Continuing Operations
($ in millions)

	Three Months Ended					Twelve Months Ended	
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	12/31/22	12/31/21
Property and Casualty Insurance:							
Net Investment Income							
Equity securities MTM through investment income (a)	$ 7	$ (5)	$ (2)	$ 8	$ 14	$ 8	$ 48
Investments accounted for using the equity method (b)	21	37	76	133	99	267	272
AFG managed CLOs (eliminated in consolidation)	-	4	(12)	(2)	3	(10)	20
Total Property & Casualty	**$ 28**	**$ 36**	**$ 62**	**$ 139**	**$ 116**	**$ 265**	**$ 340**
Investments							
Equity securities MTM through investment income (a)	$ 332	$ 289	$ 276	$ 261	$ 234	$ 332	$ 234
Investments accounted for using the equity method (b)	1,699	1,661	1,626	1,619	1,517	1,699	1,517
AFG managed CLOs (eliminated in consolidation)	115	97	85	119	76	115	76
Total Property & Casualty	**$ 2,146**	**$ 2,047**	**$ 1,987**	**$ 1,999**	**$ 1,827**	**$ 2,146**	**$ 1,827**
Annualized Return - Property & Casualty	**5.3%**	**7.1%**	**12.4%**	**29.1%**	**26.3%**	**13.2%**	**25.3%**
Continuing Operations:							
Net Investment Income							
Equity securities MTM through investment income (a)	$ 7	$ (5)	$ (2)	$ 8	$ 14	$ 8	$ 48
Investments accounted for using the equity method (b)(c	21	37	76	133	99	267	321
AFG managed CLOs (eliminated in consolidation)	-	4	(12)	(2)	3	(10)	20
Total Continuing operations	**$ 28**	**$ 36**	**$ 62**	**$ 139**	**$ 116**	**$ 265**	**$ 389**
Investments							
Equity securities MTM through investment income (a)	$ 332	$ 289	$ 276	$ 261	$ 234	$ 332	$ 234
Investments accounted for using the equity method (b)	1,700	1,661	1,626	1,619	1,517	1,700	1,517
AFG managed CLOs (eliminated in consolidation)	115	97	85	119	76	115	76
Total Continuing operations	**$ 2,147**	**$ 2,047**	**$ 1,987**	**$ 1,999**	**$ 1,827**	**$ 2,147**	**$ 1,827**
Annualized Return - Continuing operations	**5.3%**	**7.1%**	**12.4%**	**29.1%**	**26.3%**	**13.2%**	**24.0%**

(a) AFG records holding gains and losses in net investment income on its portfolio of limited partnerships and similar investments that do not qualify for equity method accounting and certain other securities classified at purchase as "fair value through net investment income."
(b) The majority of AFG's investments accounted for using the equity method mark their underlying assets to market through net income.
(c) Includes investment income on real estate-related partnerships retained by AFG from the sale of the annuity business.

Page 19

American Financial Group, Inc.
Fixed Maturities - By Security Type - AFG Consolidated
($ in millions)

December 31, 2022	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 233	$ 219	$ (14)	2%	2%
States, municipalities and political subdivisions	1,234	1,186	(48)	12%	8%
Foreign government	266	252	(14)	2%	2%
Residential mortgage-backed securities	1,755	1,598	(157)	16%	11%
Commercial mortgage-backed securities	88	85	(3)	1%	1%
Collateralized loan obligations	1,987	1,921	(66)	19%	13%
Other asset-backed securities	2,428	2,245	(183)	22%	15%
Corporate and other bonds	2,766	2,621	(145)	26%	18%
Total AFG consolidated	**$ 10,757**	**$ 10,127**	**$ (630)**	**100%**	**70%**

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.9 years

December 31, 2021	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 216	$ 216	$ -	2%	1%
States, municipalities and political subdivisions	1,758	1,832	74	18%	12%
Foreign government	273	271	(2)	2%	2%
Residential mortgage-backed securities	915	960	45	9%	6%
Commercial mortgage-backed securities	102	104	2	1%	1%
Collateralized loan obligations	1,642	1,643	1	16%	10%
Other asset-backed securities	2,670	2,676	6	26%	17%
Corporate and other bonds	2,636	2,683	47	26%	17%
Total AFG consolidated	**$ 10,212**	**$ 10,385**	**$ 173**	**100%**	**66%**

Approximate duration - P&C	2.4 years
Approximate duration - P&C including cash	2.1 years

(a) Book Value is amortized cost, net of allowance for expected credit losses.

Page 20

Appendix A
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
12/31/2022
($ in millions)

By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
Investment grade										
AAA	$ 219	$ 477	$ 239	$ 1,317	$ 63	$ 1,708	$ 860	$ 24	$ 4,907	49%
AA	-	648	9	6	14	169	347	163	1,356	13%
A	-	50	4	76	2	41	475	670	1,318	13%
BBB	-	7	-	-	3	-	443	1,287	1,740	17%
Subtotal - Investment grade	219	1,182	252	1,399	82	1,918	2,125	2,144	9,321	92%
BB	-	-	-	8	3	-	8	200	219	2%
B	-	-	-	8	-	-	1	51	60	1%
CCC, CC, C	-	-	-	103	-	-	5	1	109	1%
D	-	-	-	8	-	-	-	-	8	0%
Subtotal - Non-Investment grade	-	-	-	127	3	-	14	252	396	4%
Not Rated (b)	-	4	-	72	-	3	106	225	410	4%
Total	**$ 219**	**$ 1,186**	**$ 252**	**$ 1,598**	**$ 85**	**$ 1,921**	**$ 2,245**	**$ 2,621**	**$ 10,127**	**100%**

NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
1	$ 219	$ 1,178	$ 213	$ 1,506	$ 82	$ 1,627	$ 1,657	$ 878	$ 7,360	78%
2	-	8	-	11	-	-	443	1,310	1,772	19%
Subtotal	219	1,186	213	1,517	82	1,627	2,100	2,188	9,132	97%
3	-	-	-	1	3	-	8	239	251	3%
4	-	-	-	-	-	-	1	46	47	0%
5	-	-	-	3	-	-	10	22	35	0%
6	-	-	-	1	-	-	-	-	1	0%
Subtotal	-	-	-	5	3	-	19	307	334	3%
Total insurance companies	**$ 219**	**$ 1,186**	**$ 213**	**$ 1,522**	**$ 85**	**$ 1,627**	**$ 2,119**	**$ 2,495**	**$ 9,466**	**100%**
Total non-insurance (c)	-	-	39	76	-	294	126	126	661	
Total	**$ 219**	**$ 1,186**	**$ 252**	**$ 1,598**	**$ 85**	**$ 1,921**	**$ 2,245**	**$ 2,621**	**$ 10,127**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 95% are NAIC 1 and 5% are NAIC 5.
For Corp/Oth, 53% are held by non-insurance companies, 11% are NAIC 1, 12% NAIC 2 and 16% NAIC 3.
For Total, 46% are NAIC 1, 7% NAIC 2, 9% NAIC 3 and 31% are held by non-insurance companies.
(c) 76% are investment grade rated.

Page 21

Appendix B
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
12/31/2021
($ in millions)

AMERICAN FINANCIAL GROUP, INC.

By Credit Rating (a)	Fair Value by Type US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade										
AAA	$ 216	$ 745	$ 260	$ 654	$ 73	$ 1,428	$ 1,330	$ 50	$ 4,756	46%
AA	-	1,010	-	7	15	149	420	179	1,780	17%
A	-	60	-	19	1	56	416	675	1,227	12%
BBB	-	9	1	4	12	9	274	1,062	1,371	13%
Subtotal - Investment grade	216	1,824	261	684	101	1,642	2,440	1,966	9,134	88%
BB	-	-	-	11	3	-	4	144	162	2%
B	-	-	-	14	-	-	9	14	37	0%
CCC, CC, C	-	-	-	138	-	-	-	7	145	1%
D	-	-	-	19	-	-	-	-	19	0%
Subtotal - Non-Investment grade	-	-	-	182	3	-	13	165	363	3%
Not Rated (b)	-	8	10	94	-	1	223	552	888	9%
Total	**$ 216**	**$ 1,832**	**$ 271**	**$ 960**	**$ 104**	**$ 1,643**	**$ 2,676**	**$ 2,683**	**$ 10,385**	**100%**

NAIC designation	Fair Value by Type US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$ 216	$ 1,822	$ 246	$ 892	$ 101	$ 1,172	$ 1,935	$ 1,157	$ 7,541	83%
2	-	9	-	3	-	9	274	1,082	1,377	15%
Subtotal	216	1,831	246	895	101	1,181	2,209	2,239	8,918	98%
3	-	-	-	3	3	-	4	146	156	2%
4	-	-	-	1	-	-	9	20	30	0%
5	-	-	-	8	-	1	2	29	40	0%
6	-	-	-	1	-	-	-	-	1	0%
Subtotal	-	-	-	13	3	1	15	195	227	2%
Total insurance companies	**$ 216**	**$ 1,831**	**$ 246**	**$ 908**	**$ 104**	**$ 1,182**	**$ 2,224**	**$ 2,434**	**$ 9,145**	**100%**
Total non-insurance (c)	-	1	25	52	-	461	452	249	1,240	
Total	**$ 216**	**$ 1,832**	**$ 271**	**$ 960**	**$ 104**	**$ 1,643**	**$ 2,676**	**$ 2,683**	**$ 10,385**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 87% are NAIC 1 and 12% are held by non-insurance companies.
For Corp/Oth, 47% are NAIC 1, 4% NAIC 2 and 44% are held by non-insurance companies.
For Total, 61% are NAIC 1, 3% NAIC 2 and 31% are held by non-insurance companies.
(c) 75% are investment grade rated.

Page 22

Appendix C
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
12/31/2022
($ in millions)

Credit Rating (a)	Asset Managers	Banking	Other Financials	Technology	Insurance	Consumer	REITs	Retailers	Basic Industry	Media	Autos	Capital Goods	Energy	Other	Total	% Total
	Fair Value By Industry															
Investment Grade																
AAA	$ -	$ -	$ -	$ 10	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 14	$ 24	1%
AA	-	-	23	39	21	48	-	5	-	-	-	-	16	11	163	6%
A	52	144	43	54	129	29	54	17	3	-	42	45	-	58	670	26%
BBB	442	214	90	105	27	44	63	32	83	32	30	22	17	86	1,287	49%
Subtotal	494	358	156	208	177	121	117	54	86	32	72	67	33	169	2,144	82%
BB	22	-	12	23	1	22	2	49	8	34	11	1	5	10	200	7%
B	-	-	-	3	1	26	-	-	-	-	4	4	-	13	51	2%
CCC, CC, C	-	-	-	-	-	1	-	-	-	-	-	-	-	-	1	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	22	-	12	26	2	49	2	49	8	34	15	5	5	23	252	9%
Not Rated (b)	1	-	120	11	16	25	12	-	2	23	-	3	1	11	225	9%
Total	**$ 517**	**$ 358**	**$ 288**	**$ 245**	**$ 195**	**$ 195**	**$ 131**	**$ 103**	**$ 96**	**$ 89**	**$ 87**	**$ 75**	**$ 39**	**$ 203**	**$ 2,621**	**100%**

NAIC designation	Asset Managers	Banking	Other Financials	Technology	Insurance	Consumer	REITs	Retailers	Basic Industry	Media	Autos	Capital Goods	Energy	Other	Total	% Total
	Fair Value By Industry															
1	$ 52	$ 144	$ 79	$ 103	$ 150	$ 88	$ 54	$ 22	$ 3	$ -	$ 42	$ 45	$ 16	$ 80	$ 878	35%
2	443	213	91	105	29	48	75	32	83	32	30	24	17	88	1,310	53%
Subtotal	495	357	170	208	179	136	129	54	86	32	72	69	33	168	2,188	88%
3	22	-	12	29	2	27	2	49	10	54	11	2	6	13	239	9%
4	-	-	-	5	-	24	-	-	-	-	4	4	-	9	46	2%
5	-	-	-	3	-	8	-	-	-	3	-	-	-	8	22	1%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	22	-	12	37	2	59	2	49	10	57	15	6	6	30	307	12%
Total insurance companies	**$ 517**	**$ 357**	**$ 182**	**$ 245**	**$ 181**	**$ 195**	**$ 131**	**$ 103**	**$ 96**	**$ 89**	**$ 87**	**$ 75**	**$ 39**	**$ 198**	**$ 2,495**	**100%**
Total non-insurance	-	1	106	-	14	-	-	-	-	-	-	-	-	5	126	
Total	**$ 517**	**$ 358**	**$ 288**	**$ 245**	**$ 195**	**$ 195**	**$ 131**	**$ 103**	**$ 96**	**$ 89**	**$ 87**	**$ 75**	**$ 39**	**$ 203**	**$ 2,621**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For Other Financials, 88% are held by non-insurance companies and 11% are NAIC 1.
For the total, 52% are held by non-insurance companies, 12% are NAIC 1, 11% NAIC 2 and 15% NAIC 3.

Page 23

Appendix D
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
12/31/2021
($ in millions)

	Fair Value By Industry														
Credit Rating (a)	**Other Financials**	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Autos**	**Consumer**	**REITs**	**Energy**	**Healthcare**	**Communications**	**Capital Goods**	**Other**	**Total**	**% Total**
Investment Grade															
AAA	$ -	$ -	$ -	$ 16	$ -	$ -	$ 9	$ -	$ -	$ 10	$ 13	$ -	$ 2	$ 50	2%
AA	13	-	27	47	35	-	17	-	35	2	-	-	3	179	7%
A	104	37	90	26	116	55	44	57	21	22	23	46	34	675	25%
BBB	102	319	204	75	17	88	22	63	30	39	32	12	59	1,062	39%
Subtotal	219	356	321	164	168	143	92	120	86	73	68	58	98	1,966	73%
BB	4	5	-	35	3	11	44	-	9	9	-	2	22	144	5%
B	-	-	-	3	-	4	5	-	-	2	-	-	-	14	1%
CCC, CC, C	-	-	-	-	-	-	2	-	-	-	-	-	5	7	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	4	5	-	38	3	15	51	-	9	11	-	2	27	165	6%
Not Rated (b)	483	10	-	-	10	-	15	6	-	6	-	2	20	552	21%
Total	**$ 706**	**$ 371**	**$ 321**	**$ 202**	**$ 181**	**$ 158**	**$ 158**	**$ 126**	**$ 95**	**$ 90**	**$ 68**	**$ 62**	**$ 145**	**$ 2,683**	**100%**

	Fair Value By Industry														
NAIC designation	**Other Financials**	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Autos**	**Consumer**	**REITs**	**Energy**	**Healthcare**	**Communications**	**Capital Goods**	**Other**	**Total**	**% Total**
1	$ 356	$ 37	$ 118	$ 88	$ 151	$ 55	$ 73	$ 57	$ 56	$ 35	$ 36	$ 46	$ 49	$ 1,157	48%
2	103	329	203	75	17	88	27	63	30	39	32	14	62	1,082	44%
Subtotal	459	366	321	163	168	143	100	120	86	74	68	60	111	2,239	92%
3	4	5	-	33	3	11	44	6	9	8	-	2	21	146	6%
4	4	-	-	3	1	4	5	-	-	3	-	-	-	20	1%
5	3	-	-	3	-	-	9	-	-	5	-	-	9	29	1%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	11	5	-	39	4	15	58	6	9	16	-	2	30	195	8%
Total insurance companies	**$ 470**	**$ 371**	**$ 321**	**$ 202**	**$ 172**	**$ 158**	**$ 158**	**$ 126**	**$ 95**	**$ 90**	**$ 68**	**$ 62**	**$ 141**	**$ 2,434**	**100%**
Total non-insurance	236	-	-	-	9	-	-	-	-	-	-	-	4	249	
Total	**$ 706**	**$ 371**	**$ 321**	**$ 202**	**$ 181**	**$ 158**	**$ 158**	**$ 126**	**$ 95**	**$ 90**	**$ 68**	**$ 62**	**$ 145**	**$ 2,683**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For Other Financials, 50% are NAIC 1 and 49% are held by non-insurance companies.
For the Total, 47% are NAIC 1, 4% NAIC 2, and 44% are held by non-insurance companies.

Page 24

Appendix E
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
12/31/2022
($ in millions)

	Fair Value By Collateral Type													
Credit Rating (a)	**Commercial Real Estate**	**Whole Business**	**TruPS**	**Secured Financing (c)**	**Triple Net Lease**	**Single Family Rental**	**Railcar**	**Aircraft**	**Mortgage Servicer Receivables**	**Consumer Loans**	**Auto**	**Other**	**Total**	**% Total**
Investment Grade														
AAA	$ 456	$ -	$ 40	$ 25	$ 138	$ 156	$ -	$ -	$ 5	$ 8	$ 3	$ 29	$ 860	38%
AA	8	60	186	25	21	11	-	7	-	12	13	4	347	16%
A	-	4	7	34	8	-	160	38	-	33	-	191	475	21%
BBB	-	326	-	1	-	-	6	26	62	-	-	22	443	20%
Subtotal	464	390	233	85	167	167	166	71	67	53	16	246	2,125	95%
BB	-	-	-	1	-	-	-	7	-	-	-	-	8	0%
B	-	-	-	-	-	-	-	1	-	-	-	-	1	0%
CCC, CC, C	-	-	-	-	-	-	-	5	-	-	-	-	5	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	-	1	-	-	-	13	-	-	-	-	14	0%
Not Rated (b)	-	-	-	95	-	-	-	5	-	-	-	6	106	5%
Total	**$ 464**	**$ 390**	**$ 233**	**$ 181**	**$ 167**	**$ 167**	**$ 166**	**$ 89**	**$ 67**	**$ 53**	**$ 16**	**$ 252**	**$ 2,245**	**100%**

	Fair Value By Collateral Type													
NAIC designation	**Commercial Real Estate ABS**	**Whole Business**	**TruPS**	**Secured Financing (b)**	**Triple Net Lease**	**Single Family Rental**	**Railcar**	**Aircraft**	**Mortgage Servicer Receivables**	**Consumer Loans**	**Auto**	**Other**	**Total**	**% Total**
1	$ 358	$ 64	$ 233	$ 179	$ 167	$ 166	$ 160	$ 46	$ 5	$ 34	$ 16	$ 229	$ 1,657	78%
2	-	326	-	1	-	-	6	26	62	-	-	22	443	21%
Subtotal	358	390	233	180	167	166	166	72	67	34	16	251	2,100	99%
3	-	-	-	1	-	-	-	7	-	-	-	-	8	0%
4	-	-	-	-	-	-	-	1	-	-	-	-	1	0%
5	-	-	-	-	-	-	-	9	-	-	-	1	10	1%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	-	1	-	-	-	17	-	-	-	1	19	1%
Total insurance companies	**$ 358**	**$ 390**	**$ 233**	**$ 181**	**$ 167**	**$ 166**	**$ 166**	**$ 89**	**$ 67**	**$ 34**	**$ 16**	**$ 252**	**$ 2,119**	**100%**
Total non-insurance	106	-	-	-	-	1	-	-	-	19	-	-	126	
Total	**$ 464**	**$ 390**	**$ 233**	**$ 181**	**$ 167**	**$ 167**	**$ 166**	**$ 89**	**$ 67**	**$ 53**	**$ 16**	**$ 252**	**$ 2,245**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 95% of not rated securities are NAIC 1 and 4% are NAIC 5.
(c) Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.

Page 25

Appendix F
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
12/31/2021
($ in millions)

	Fair Value By Collateral Type													
Credit Rating (a)	**Commercial Real Estate**	**Secured Financing (c)**	**Auto**	**Whole Business**	**TruPS**	**Single Family Rental**	**Railcar**	**Triple Net Lease**	**Aircraft**	**Consumer Loans**	**Mortgage Servicer Receivables**	**Other**	**Total**	**% Total**
Investment Grade														
AAA	$ 690	$ 25	$ 181	$ -	$ -	$ 128	$ -	$ 89	$ -	$ 33	$ 39	$ 145	$ 1,330	50%
AA	8	67	20	40	167	23	-	25	9	46	-	15	420	16%
A	-	44	7	4	20	-	132	11	54	35	-	109	416	16%
BBB	-	1	-	159	-	-	-	-	42	-	62	10	274	10%
Subtotal	698	137	208	203	187	151	132	125	105	114	101	279	2,440	92%
BB	-	1	-	-	-	-	-	-	3	-	-	-	4	0%
B	-	1	-	-	-	-	-	-	8	-	-	-	9	0%
CCC, CC, C	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	2	-	-	-	-	-	-	11	-	-	-	13	0%
Not Rated (b)	-	157	-	-	-	-	-	-	3	-	-	63	223	8%
Total	**$ 698**	**$ 296**	**$ 208**	**$ 203**	**$ 187**	**$ 151**	**$ 132**	**$ 125**	**$ 119**	**$ 114**	**$ 101**	**$ 342**	**$ 2,676**	**100%**

	Fair Value By Collateral Type													
NAIC designation	**Commercial Real Estate**	**Secured Financing (c)**	**Auto**	**Whole Business**	**TruPS**	**Single Family Rental**	**Railcar**	**Triple Net Lease**	**Aircraft**	**Consumer Loans**	**Mortgage Servicer Receivables**	**Other**	**Total**	**% Total**
1	$ 504	$ 267	$ 49	$ 44	$ 187	$ 151	$ 132	$ 125	$ 63	$ 106	$ 39	$ 268	$ 1,935	87%
2	-	1	-	159	-	-	-	-	42	-	62	10	274	12%
Subtotal	504	268	49	203	187	151	132	125	105	106	101	278	2,209	99%
3	-	1	-	-	-	-	-	-	3	-	-	-	4	0%
4	-	1	-	-	-	-	-	-	8	-	-	-	9	1%
5	-	-	-	-	-	-	-	-	2	-	-	-	2	0%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	2	-	-	-	-	-	-	13	-	-	-	15	1%
Total insurance companies	**$ 504**	**$ 270**	**$ 49**	**$ 203**	**$ 187**	**$ 151**	**$ 132**	**$ 125**	**$ 118**	**$ 106**	**$ 101**	**$ 278**	**$ 2,224**	**100%**
Total non-insurance	194	26	159	-	-	-	-	-	1	8	-	64	452	
Total	**$ 698**	**$ 296**	**$ 208**	**$ 203**	**$ 187**	**$ 151**	**$ 132**	**$ 125**	**$ 119**	**$ 114**	**$ 101**	**$ 342**	**$ 2,676**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 87% of not rated securities are NAIC 1 and 12% are held by non-insurance companies.
(c) Secured Financings are privately placed funding agreements secured by assets including Bank Loans, Single Family Rental properties, and other Commercial Loans and Leases.

Page 26

Appendix G American Financial Group, Inc. Real Estate-Related Investments 12/31/2022 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,127 92% 95% 98% Fund Investments 52 4% - - QOZ Fund - Development 19 2% - - Office 15 1% 93% 100% Hospitality 9 1% - - Land Development 6 0% - - Student Housing 1 0% - - Total $ 1,229 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 50 52% $ - Marina 35 36% - Office Building 10 10% - Land 2 2% - Hotel - 0% - Total $ 97 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Multifamily $ 491 73% 67% Hospitality 127 19% 52% Office 58 8% 89% Retail - 0% - Total $ 676 100% 66% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.7 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/22 (c) Collections for October - December Page 27

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2021 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,000 88% 96% 98% Fund Investments 43 4% - - Student Housing 30 3% 94% 98% Land - Development 19 2% - - QOZ Fund - Development 15 1% - - Office 15 1% 81% 100% Hospitality 8 1% - - Total $ 1,130 100% Real Estate % of Property Type Book Value Book Value Debt Marina $ 53 42% $ - Resort & Marina 38 31% - Hotel 21 17% - Office Building 11 8% - Land 2 2% - Total $ 125 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value (d) Hospitality $ 316 61% 67% Multi-family 146 28% 54% Office 58 11% 73% Retail - 0% 0% Total $ 520 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.5 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/21 (c) Collections for October - December (d) Based on most recent property appraisals, the vast majority of which are prior to March 2020. Page 28